                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT

                                 --------------------

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 1998

                      CATERPILLAR FINANCIAL FUNDING CORPORATION
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in governing instruments)


       Nevada                      333-53721                  88-0342613
 ------------------       ------------------------       --------------------
  (State or other         (Commission File Number)          (IRS Employer
  jurisdiction of                                         Identification No.)
   organization)

Greenview Plaza, 2950 East Flamingo Road, Suite C-3B, Las Vegas, NV  89121
--------------------------------------------------------------------------------
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (702) 735-2514

                                    Not Applicable
--------------------------------------------------------------------------------
(Former name or former address if changed since last report)

                           Exhibit Index located at Page 2

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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.                  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements - Not Applicable

          (b)  Pro Forma Financial Information - Not Applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                              Sequentially
 Exhibit                                                        Numbered
 Number    Exhibit                                                Page
---------  -------------------------------------------       --------------
 3         Certificate of Trust of Caterpillar                     4
           Financial Asset Trust 1998-A

 25        Statement as to the Eligibility of the                  6
           Indenture Trustee under the Indenture
           (Form T-1) with respect to Caterpillar
           Financial Asset Trust 1998-A



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

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CATERPILLAR FINANCIAL FUNDING CORPORATION
                                     (Registrant)

July 28, 1998

                                   By:  /s/ Paul J. Gaeto
                                      -------------------------------
                                   Name:  Paul J. Gaeto
                                   Title: Secretary


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